Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Optical Cable Corporation (the “Company”) Annual Report on Form 10-K for the year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil D. Wilkin, Jr., President (chief executive officer) and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly represents, in all material aspects, the financial condition and results of operations of the Company.

Date: January 29, 2003	By:	/s/ NEIL D. WILKIN, JR. Neil D. Wilkin, Jr. President (chief executive officer) and Chief Financial Officer